                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 June 26, 2001
                       (Date of earliest event reported)



                                  ONEOK, Inc.
            (Exact name of registrant as specified in its charter)



         Oklahoma                    1-2572                    73-1520922
(State or other jurisdiction      (Commission                (IRS Employer
       of incorporation)          File Number)            Identification No.)


                       100 West Fifth Street; Tulsa, OK
                   (Address of principal executive offices)


                                     74103
                                  (Zip code)


                                (918) 588-7000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)

Item 5.   Other Events.
-------   -------------

          On June 21, 2001, the United States District Court for Arizona dismissed two claims against ONEOK, Inc. by Southern Union Company in litigation related to ONEOK's terminated merger agreement with Southwest Gas Corporation. The Court dismissed the claim that ONEOK conspired with Southwest Gas Corporation and others to fraudulently induce Southern Union Company to enter into a confidentiality and standstill agreement with Southwest Gas Corporation. In addition, the Court dismissed the claim that ONEOK tortiously interfered with the alleged rights of Southern Union Company under that agreement.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized, on this 26th day of June 2001.

                                              ONEOK, Inc.


                                        By:   /s/ Jim Kneale
                                              -----------------------------
                                              Jim Kneale
                                              Vice President, Treasurer and
                                              Chief Financial Officer
                                              (Principal Financial Officer)





                                       3